UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2005

Habersham Bancorp
(Exact name of registrant as specified in charter)

Georgia	0-13153	58-1563165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1980, Historic Hwy. 441 North, Cornelia, GA		30531
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(706) 778-1000

_______________________________
(Former name or former address, if changed since last report)

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 2, 2005

Item 2.02	Results of Operations and Financial Condition.

On August 2, 2005, Habersham Bancorp (the “Company”) issued a press release regarding its financial results for the quarter ended June 30, 2004. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HABERSHAM BANCORP

By:
Dated: August 3, 2005
/s/ Annette Banks
Name:Annette Banks
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 2, 2005